UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2021
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 25, 2021, Universal Electronics Inc. (the “Company”) entered into a Fifth Amendment to the Second Amended and Restated Credit Agreement (the "Credit Agreement”) with U.S. Bank National Association (the “Bank”). This Fifth Amendment to the Credit Agreement extended the term of Credit Agreement until November 1, 2023. In addition, as a part of the overall arrangement with the Bank, the Pledge Agreement dated as of November 1, 2010, as amended by the Amendment to Pledge Agreement dated October 27, 2017, by and between UEI Hong Kong Private Limited (“UEIHK”), Enson Assets Limited (“Enson”), and the Bank was terminated in its entirety on October 25, 2021 via the Termination of Pledge Agreement by and between UEIHK, Enson, and the Bank, and was replaced with a Continuing Guaranty (the “Guaranty”) dated as of October 25, 2021, made and given by Universal Electronics BV (“Guarantor”) in favor of the Bank, in which the Guarantor guarantees the payment when due and performance of the Obligations arising in accordance with the Credit Agreement.

All other provisions of the Credit Agreement remain substantially the same.

The foregoing descriptions of the Fifth Amendment to the Credit Agreement, the Termination of Pledge Agreement, and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Fifth Amendment to the Credit Agreement, the Termination of Pledge Agreement, and the Guaranty, which are filed as Exhibits 10.1, 10.2, and 10.3, respectively to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits
EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment to Second Amended and Restated Credit Agreement dated October 25, 2021

10.2	Termination of Pledge Agreement dated October 25, 2021

10.3	Continuing Guaranty dated October 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: October 28, 2021	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer (Principal Financial Officer)

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